Exhibit 10.5

Conformed Copy

THIRD AMENDMENT AGREEMENT

Synthetic American Fuel Enterprises I, LLC

This Third Amendment Agreement (“Third Amendment”) is made and entered into as of April 28, 2005, by and among Synthetic American Fuel Enterprises Holdings, Inc. (“Holdings”), Marriott Hotel Services, Inc. (“MHSI”) and Serratus LLC (“Buyer”).

W I T N E S S E T H:

WHEREAS, Holdings, MHSI and Buyer entered into an Amended and Restated Limited Liability Company Agreement of Synthetic American Fuel Enterprises I, LLC (the “Company”) dated as of January 28, 2003, as amended by Amendment Agreement dated as of June 20, 2003 and Second Amendment Agreement dated as of October 6, 2004 (the “LLC Agreement”); and

WHEREAS, the parties desire to amend the LLC Agreement as provided herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1 Amendment to Section 10.5. Section 10.5 of the LLC Agreement is hereby amended by deleting the words “120 days” in clause (a) of the proviso at the end thereof and inserting the words “160 days” in lieu thereof.

Section 2 Miscellaneous. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Third Amendment shall be governed by and construed under the laws of the State of New York applicable to contracts executed and performed therein. The LLC Agreement (including the Exhibits and Schedules thereto), as amended by this Third Amendment, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof. This Third Amendment may not be changed or modified orally but only by an instrument in writing signed by all the parties, which states that it is an amendment to this Third Amendment. This Third Amendment may be executed in any number of counterparts (including by facsimile), each of which shall for all purposes be and be deemed to be an original, and all of which shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each party hereto has caused this Third Amendment to be signed on its behalf as of the date first above written.

SYNTHETIC AMERICAN FUEL
ENTERPRISES HOLDINGS, INC.

By:	/s/ Kathleen K. Oberg
Name:	Kathleen K. Oberg
Title:	President

MARRIOTT HOTEL SERVICES, INC.

By:	/s/ Kathleen K. Oberg
Name:	Kathleen K. Oberg
Title:	Vice President

SERRATUS LLC

By:	/s/
Name:
Title:

2